Exhibit 10.1

EXECUTION VERSION

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of May 13, 2020, by and among PLUG POWER INC., a Delaware corporation (“Plug Power”), EMERGENT POWER INC., a Delaware corporation (“Emergent”), EMERGING POWER INC., a Delaware corporation (“Emerging”, and individually or collectively with Plug Power and Emergent as the context may require, “Borrower”), and GENERATE PPL SPV I, LLC, as assignee of Generate Lending, LLC (the “Lender”).

WHEREAS, Borrower and Lender are parties to a Loan and Security Agreement dated as of March 29, 2019 (as amended by the First Amendment to Loan and Security Agreement, dated as of March 29, 2019, the Second Amendment to Loan and Security Agreement, dated as of August 6, 2019, the Third Amendment to Loan and Security Agreement, dated as of September 6, 2019, the Fourth Amendment to Loan and Security Agreement, dated as of November 27, 2019, the Fifth Amendment to Loan and Security Agreement, dated as of May 6, 2020, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, including by this Amendment, the “Loan Agreement”), pursuant to which Lender has made a term loan facility available to Borrower; and

WHEREAS, Borrower intends to issue the Sixth Amendment Convertible Notes as defined in Section 2 below (the “Note Issuance”) and has requested that Lender agree to modify the Loan Agreement in order to permit the Note Issuance, and Lender has agreed to amend the Loan Agreement accordingly.

WHEREAS, Borrower and Lender have agreed to modify certain provisions of the Loan Agreement as more particularly set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.       Capitalized Terms; Effective Date. Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement, as modified by this Amendment. Except as expressly provided to the contrary herein, all modifications to the Loan Agreement set forth herein shall be effective as of the date of this Amendment.

2.             Amendment. The Loan Agreement, including the Recitals thereto, is hereby amended as follows:

(a)                Insert in Section 1.1 the following new defined terms in appropriate alphabetical order:

“‘Net Cash Proceeds’ means, with respect to the Sixth Amendment Convertible Notes, the proceeds of the sale of the Sixth Amendment Convertible Notes minus the sum of (i) all discounts and commissions of the initial purchasers of the Sixth Amendment Convertible Notes (ii) all fees and out of pocket expenses paid in connection with the offering, issuance and sale of the Sixth Amendment Convertible Notes and any purchases or redemptions of the Convertible Notes, (iii) all taxes paid or required to be paid on the proceeds of the issuance of the Sixth Amendment Convertible Notes, and (iv) the aggregate amount of cash used to repurchase Convertible Notes.

“‘Sixth Amendment Convertible Notes’ means the Convertible Senior Notes due 2025 issued by Plug Power that are convertible into Common Stock, issued on or around the date hereof (or any replacement notes with respect to such notes) pursuant to the terms and conditions of the Sixth Amendment Convertible Notes Documentation; including that (i) the Sixth Amendment Convertible Notes do not require principal repayments or mandatory redemption prior to the stated maturity date of the Sixth Amendment Convertible Notes (as in effect on the date initially issued) other than (a) the settlement or conversion of the Sixth Amendment Convertible Notes with shares of Plug Power Common Stock, cash or a combination thereof at the election of Plug Power in accordance with the terms of the Sixth Amendment Convertible Notes Documentation, (b) the required repayment of principal and interest upon any acceleration of the Sixth Amendment Convertible Notes as a result of a Fundamental Change pursuant to the terms of the Sixth Amendment Convertible Notes Documentation or (c) a mandatory offer to repurchase the Sixth Amendment Convertible Notes as a result of a Fundamental Change, (ii) the Sixth Amendment Convertible Notes are unsecured, (iii) the Sixth Amendment Convertible Notes have a maturity date that is no less than five (5) years from the date of issuance of the Sixth Amendment Convertible Notes, (iv) the interest rate applicable to the Sixth Amendment Convertible Notes is less than or equal to 6% per annum, (v) the Net Cash Proceeds from the issuance and sale of the Sixth Amendment Convertible Notes are not less than $50,000,000 and (vi) Convertible Notes representing an aggregate principal amount of at least $62,500,000 are repurchased with the proceeds of the issuance and sale of the Sixth Amendment Convertible Notes.”

“‘Sixth Amendment Convertible Notes Documentation’ means the Sixth Amendment Convertible Notes, that certain Indenture, dated on or around the date hereof, between Plug Power and Wilmington Trust, National Association, dated on or around the Sixth Amendment Effective Date, and the other definitive documentation governing the Sixth Amendment Convertible Notes.”

“‘Sixth Amendment Effective Date’ means May 13, 2020.”

(b)                The definition of “Fundamental Change” appearing in Section 1.1 of the Loan Agreement is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following new definition to read in its entirety as follows:

‘“Fundamental Change” (i) in the case of the Convertible Notes, has the meaning given to it in the Indenture and (ii) in the case of the Sixth Amendment Convertible Notes, has the meaning given to it in the Sixth Amendment Convertible Notes Documentation.”

(c)                The definition of “Permitted Equity Hedge Transactions” appearing in Section 1.1 of the Loan Agreement is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following new definition to read in its entirety as follows:

““Permitted Equity Hedge Transactions” means the following transactions executed in connection with the issuance of the Convertible Notes and the issuance of the Sixth Amendment Convertible Notes (in each case, including any exercise of any over-allotment or other option granted to the investment banks acting as initial purchasers of the Convertibles Notes or Sixth Amendment Convertible Notes), in each case, consummated on or around the Sixth Amendment Effective Date:

(a)       one or more call options or capped call options (or substantively equivalent derivative transaction) relating to the Common Stock (or other securities or property following any merger event, reclassification or other change of the Common Stock), entered into between Plug Power, as purchaser of any such option, and one or more of Morgan Stanley & Co. LLC, Barclays Capital Inc., and/or their respective affiliates, or other leading dealers in the relevant market and settled in Common Stock, cash or any combination of such cash or Common Stock or an amendment or modification to Plug Power’s existing capped call transactions entered into in connection with the Convertible Notes; and

(b)       one or more forward purchase contracts (or substantively equivalent derivative transaction) relating to Common Stock entered into by Plug Power, as purchaser, and one or more financial institutions and/or their affiliates or an amendment or modification to Plug Power’s existing forward purchase contract entered into in connection with the Convertible Notes.

Any reference to “Permitted Equity Hedge Transactions” is a reference to the confirmations, agreements and other definitive documentation executed to document the terms and conditions of the Permitted Equity Hedge Transactions (or any of them).”

(d)         The definition of “Permitted Indebtedness” appearing in Section 1.1 of the Loan Agreement is hereby amended by deleting clause (xix) appearing therein in its entirety and substituting in lieu thereof the following new clause (xix) to read in its entirety as follows:

“(xix) unsecured Indebtedness evidenced by (a) the Convertible Notes, provided that the principal amount thereof permitted under this clause (xix)(a) shall be reduced by any principal amounts prepaid with the proceeds of Sixth Amendment Convertible Notes, (b) the Additional Convertible Notes, and (c) the Sixth Amendment Convertible Notes;”

(e)         Section 7.5 of the Loan Agreement is hereby amended by deleting clauses (a) and (b) appearing therein in their entirety and substituting in lieu thereof the following new clauses (a) and (b) to read in their entirety as follows:

“(a) the conversion of Indebtedness into (i) Common Stock, cash or any combination thereof as and when required pursuant to the terms of the Convertible Notes Documentation or the purchase or exchange of such Indebtedness for Common Stock, cash, or any combination thereof provided that, to the extent the cash consideration per $1,000 principal amount of Convertible Notes in respect of such purchase or exchange exceeds $1,000, Borrower shall only be permitted to use proceeds from the sale of the Sixth Amendment Convertible Notes to finance such excess, (ii) Common Stock, cash or any combination thereof as and when required pursuant to the Sixth Amendment Convertible Notes Documentation, and (iii) Common Stock, or, solely with respect to fractional shares, cash or a combination of cash and Common Stock, in each case as and when required pursuant to the terms of the Additional Convertible Notes Documentation, (b) (i) the required repayment of principal and interest upon any acceleration of the Convertible Notes pursuant to the terms of the Convertible Notes Documentation, (ii) the required repayment of principal and interest upon any acceleration of the Sixth Amendment Convertible Notes pursuant to the terms of the Sixth Amendment Convertible Notes Documentation, (iii) the repurchase of the Convertible Notes in connection with a Fundamental Change or the redemption of the Convertible Notes as and when required pursuant to the Convertible Notes Documentation, (iv) the repurchase of the Sixth Amendment Convertible Notes in connection with a Fundamental Change or the redemption of the Sixth Amendment Convertible Notes as and when required pursuant to the Sixth Amendment Convertible Notes Documentation as and when required pursuant to the Sixth Amendment Convertible Notes Documentation, so long as concurrently with an such required repayment, repurchase or redemption described in this clause (b)(i) through (iv), all of the Secured Obligations hereunder are indefeasibly paid in full in cash, and (v) the required payment of interest with respect to the Additional Convertible Notes, in each case under this clause (b)(v), (x) as and when required pursuant to the Additional Convertible Notes Documentation and (y) so long as no Event of Default has occurred and is continuing,”

(f)          Section 7.7 of the Loan Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following new Section to read in its entirety as follows:

“7.7 Investments. Borrower shall not directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than (i) Permitted Investments, (ii) to the extent the Convertible Notes constitute capital stock or equity interests and their repurchase or redemption constitutes an Investment, the acquisition of Convertible Notes in accordance with the Convertible Notes Documentation or with the proceeds of Sixth Amendment Convertible Notes, (iii) to the extent the Additional Convertible Notes constitute capital stock or equity interests and their redemption constitutes an Investment, the redemption of Additional Convertible Notes in accordance with the Additional Convertible Notes Documentation, and (iv) to the extent the Sixth Amendment Convertible Notes constitute capital stock or equity interests and their repurchase or redemption constitutes an Investment, the acquisition of Sixth Amendment Convertible Notes in accordance with the Sixth Amendment Convertible Notes Documentation”.

(g)         Section 7.8 of the Loan Agreement is hereby amended by deleting clause (a)(iv) appearing in therein in its entirety and substituting in lieu thereof the following new clause (a)(iv) to read in its entirety as follows:

“(iv) (1) to the extent the Convertible Notes constitute capital stock or equity interests, the payment or delivery of Common Stock, cash or a combination of cash and Common Stock, in each case, in connection with the settlement or conversion of the Convertible Notes and the repurchase or redemption of the Convertible Notes as and when required pursuant to the Convertible Notes Documentation as in effect on the Closing Date or with the proceeds of Sixth Amendment Convertible Notes or (2) to the extent the Additional Convertible Notes constitute capital stock or equity interests, the payment or delivery of Common Stock, or, solely with respect to fractional shares, cash or a combination of cash and Common Stock, in each case, in connection with the settlement or conversion of the Additional Convertible Notes and the redemption of the Additional Convertible Notes as and when required pursuant to the Additional Convertible Notes Documentation as in effect on the Third Amendment Effective Date, or (3) to the extent the Sixth Amendment Convertible Notes constitute capital stock or equity interests, the payment or delivery of Common Stock, cash or a combination of cash and Common Stock, in each case, in connection with the settlement or conversion of the Sixth Amendment Convertible Notes and the repurchase or redemption of the Sixth Amendment Convertible Notes as and when required pursuant to the Sixth Amendment Convertible Notes Documentation as in effect on the Sixth Amendment Effective Date”

(h)         Section 7.8 of the Loan Agreement is hereby further amended by deleting clause (b)(ii) appearing in therein in its entirety and substituting in lieu thereof the following new clause (b)(ii) to read in its entirety as follows:

“(ii) subject to the terms and conditions set forth in Section 7.5(a), Borrower may make any cash payments required by (1) each of the Convertible Notes Documentation and Sixth Amendment Notes Documentation, and (2) to the extent the conversion of fractional shares referenced therein and permitted thereby could be deemed a cash distribution, the Additional Convertible Notes Documentation, and”

(i) Section 7.17 of the Loan Agreement is hereby amended by deleting the parenthetical appearing therein in its entirety and substituting in lieu thereof the following new parenthetical to read in its entirety as follows:

“(including for the avoidance of doubt, the Convertible Notes Documentation, the Additional Convertible Notes Documentation or the Sixth Amendment Notes Documentation)”

3.             Conditions to Effectiveness. This Amendment shall become effective upon the prior or concurrent satisfaction of each of the conditions specified below:

(a)          Borrower and Lender shall have each received one or more counterparts of this Amendment, duly executed, completed and delivered by Borrower and Lender;

(b)          After giving effect to this Amendment, the representations and warranties of Borrower set forth in this Amendment and the other Loan Documents shall be true and correct in all material respects with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date;

(c)          After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall be caused by the transactions contemplated by this Amendment.

4.             Additional Convertible Notes Consent. Effective upon the Sixth Amendment Effective Date, the Lender consents to the amendment of the Additional Convertible Notes Documentation (i) solely to the extent necessary to permit under the terms of the Additional Convertible Notes Documentation the issuance of the Sixth Amendment Convertible Notes and the performance by Plug Power of its obligations under the Sixth Amendment Convertible Notes Documentation and (ii) to amend the definition of “Conversion Rate”, as defined in the Additional Convertible Notes Documentation.

5.             Post-Closing Covenant. Borrower shall deliver to Lender within two Business Days of the Sixth Amendment Effective Date true, correct and complete copies of all of the Sixth Amendment Convertible Notes Documentation and any related agreements, documents and instruments. Borrower shall pay all promptly invoiced fees and expenses of Lender required to be paid pursuant to Section 11.10 of the Loan Agreement and incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and the Loan Document (including, without limitation, the fees and expenses of counsel to Lender) within two (2) Business Days of receiving an invoice with respect to such fees and expenses.

6.       No Other Modifications; Reaffirmation by the Borrower. Except as expressly modified hereby, the terms of the Loan Agreement shall remain in full force and effect in all respects, and Borrower hereby reaffirms its obligations under the Loan Agreement, as modified by this Amendment, and under each of the other Loan Documents to which it is a party.

7.       References. All references in the Loan Agreement to “this Agreement,” “herein,” “hereunder” or other words of similar import, and all references to the Loan Agreement in the other Loan Documents, or any other document or instrument that refers to the Loan Agreement, shall be deemed to be references to the Loan Agreement as amended by this Amendment.

8.       Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS.

9.       Counterparts; Electronic Delivery. This Amendment may be executed in one or more counterparts (all counterparts together reflecting the signature of all parties) each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Delivery by any party to this Amendment of its signatures hereon through facsimile or other electronic image file (including .pdf) (i) may be relied upon as if this Amendment were physically delivered with an original hand-written signature of such party, and (ii) shall be binding on such party for all purposes.

10.     Successors. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

11.     Final Agreements. This Amendment represents the final agreement of Borrower and Lender with respect to the subject matter hereof, and may not be contradicted, modified or supplemented in any way by evidence of any prior or contemporaneous written or oral agreements of Borrower and Lender.

[Remainder of page intentionally blank; signature pages follow.]

IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be duly executed by their duly authorized officers, under seal, all as of the date first above written.

BORROWER:

PLUG POWER INC.

By:	/s/ Paul B. Middleton
Name:	Paul B. Middleton
Title:	Chief Financial Officer

EMERGING POWER INC.

By:	/s/ Paul B. Middleton
Name:	Paul B. Middleton
Title:	Treasurer

EMERGENT POWER INC.

By:	/s/ Paul B. Middleton
Name:	Paul B. Middleton
Title:	Treasurer

[Signatures continue on following page.]

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

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LENDER:

GENERATE PPL SPV I, LLC,
a Delaware limited liability company

By:	/s/ Jigar Shah
Name:	Jigar Shah
Title:	Manager

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

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